UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2006

Microtune, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-31029-40	75-2883117
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2201 10th Street, Plano, Texas	75074
(Address of principal executive offices)	(Zip Code)

(972) 673-1600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 17, 2006, Microtune, Inc. (the “Company”) issued a press release disclosing that on November 16, 2006, the Company received notice that the Listing Qualifications Panel of The Nasdaq Stock Market has granted the Company’s request for continued listing of its common stock on The Nasdaq Global Market. The continued listing of the Company’s common stock is subject to two conditions. First, on or about December 4, 2006, the Company must provide additional information to Nasdaq regarding the internal investigation of the Company’s stock option grant practices by the Company’s Audit Committee. Second, on or before January 22, 2007, the Company must file with the Securities and Exchange Commission its Quarterly Reports on Form 10-Q for the quarters ended June 30, 2006 and September 30, 2006, respectively, and any necessary restatements of its prior financial statements. Although the Company currently believes that it can comply with these conditions, there can be no assurance that such deadlines will be met.

FORWARD-LOOKING STATEMENTS

All statements in this Current Report on Form 8-K other than statements of historical fact are forward-looking statements that are subject to risks and uncertainties that could cause such statements to differ materially from actual future events or results. Such forward-looking statements are generally, but not necessarily, accompanied by words such as “plan,” “if,” “estimate,” “expect,” “believe,” “could,” “would,” “anticipate,” “may,” or other words that convey uncertainty of future events or outcomes. Specific examples of forward-looking statements in this Current Report on Form 8-K include, but are not limited to, statements concerning the status of the internal investigation, the length of time it may take for the Audit Committee to complete its investigation, and the timing of the filing of the Quarterly Reports on Form 10-Q for the quarterly periods ended June 30, 2006 and September 30, 2006 and any required restated financial statements. These forward-looking statements and other statements made elsewhere in this Current Report on Form 8-K are made in reliance, in part, on the Private Securities Litigation Reform Act of 1995. Factors which could cause actual results to differ from anticipated results include additional findings by the Audit Committee of the Company’s Board of Directors as a product of its investigation into the Company’s stock option grant practices, the impact of additional tax liabilities that have not yet been estimated, future rule-making, pronouncements or guidance by the SEC, PCAOB, NASDAQ or other regulatory agencies, the Company’s ability to introduce new products, achieve design wins, maintain customer and strategic partner relationships, forecast customer demand and manage inventory levels, control and budget expenses, protect proprietary technology and intellectual property, and successfully prosecute and defend any future litigation. Any one of these factors may cause the Company’s actual financial results to differ materially from its projected results. The forward-looking statements in this Current Report on Form 8-K speak only as of the date they are made. We undertake no obligation to revise or update publicly any forward-looking statement for any reason. Readers are referred to our Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other Securities and Exchange Commission filings which discuss the foregoing factors as well as other important risk factors that could affect our business, results of operations and financial condition. As previously disclosed, the Company has determined that you should not rely on any of the financial statements or related footnote disclosures in the Company’s SEC reports or other financial information from 2001 through the first half of 2006 until the Company has filed all required restated financial statements and all delinquent Quarterly Reports on Form 10-Q. There can be no assurance concerning the results of the ongoing internal investigation, the timing of the filing of the Quarterly Reports on Form 10-Q for the quarterly periods ended June 30, 2006 and September 30, 2006, or the amount of time necessary to complete the required restatements of certain of the Company’s historical financial statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release of Microtune, Inc. dated November 17, 2006. .

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Microtune, Inc.

Date: November 17, 2006	By:	/s/ Jeffrey A. Kupp
Jeffrey A. Kupp
Chief Financial Officer

Index to Exhibits

Exhibit Number	Description
99.1	Press Release of Microtune, Inc. dated November 17, 2006.